                                                                Exhibit 10(ciii)


                                AMENDMENT NO. 3
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                               CASH BALANCE PLAN


                 NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 3 to the NACCO Materials Handling Group, Inc. Cash Balance Plan which consists of the following three separate pension plans: (1) the NACCO Materials Handling Group, Inc. Cash Balance Plan for Berea Shop Employees (the "Berea Plan"), (2) the NACCO Materials Handling Group, Inc. Cash Balance Plan for Sulligent Shop Employees (the "Sulligent Plan"), and (3) the NACCO Materials Handling, Inc. Cash Balance Plan for Salaried Employees (the "Salaried Plan") (collectively referred to herein as the "Plan"). The purpose of this Amendment is (a) to merge the Berea Plan, the Sulligent Plan, the Salaried Plan as well as the Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan (the "PSRP") into The North American Coal Corporation Salaried Employees Pension Plan ("Plan 005"), effective December 31, 1994, and (b) to amend certain other provisions of the Plan. After the merger, the merged plan shall be known as the Combined Defined Benefit Plan for NACCO Industries, Inc. and Its Subsidiaries (the "Combined Plan"). The provisions of this Amendment shall be effective December 31, 1994, except as otherwise specified herein. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.
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                                   Section 1
                                   ---------

                 The Preamble to the Plan is hereby amended by adding the following new provision at the end thereof:

                 "Effective December 31, 1994, these three Plans, along with the Hamilton Beach/Proctor-Silex, Inc. Profit Sharing Retirement Plan, were merged into The North American Coal Corporation Salaried Employees Pension Plan and the name of such merged plan was changed to the Combined Defined Benefit Plan for NACCO Industries, Inc. and Its Subsidiaries."


                                   Section 2
                                   ---------

                 The Plan is hereby amended in its entirety by (a) adding the words, "Part III of" prior to the words "the Plan" wherever they may appear throughout the Plan, and (b) by adding the words "portion of Part III of the Plan" after the words the "NACCO Materials Handling Group, Inc. Cash Balance Plan for Berea Shop Employees", the "Berea Plan", the "NACCO Materials Handling Group, Inc. Cash Balance Plan for Sulligent Shop Employees", the "Sulligent Plan", the "NACCO Materials Handling Group, Inc. Cash Balance Plan for Salaried Employees", or the "Salaried Plan" wherever those words may appear throughout the Plan. In addition, all references to Sections of the Plan throughout the Plan are hereby amended to refer to Sections of Part III of the Plan.

                                   Section 3
                                   ---------

                 The first sentence of Article I is hereby amended by adding the words "for construction of the provisions of Part III of the Plan" after the words "meanings given below".
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                                   Section 4
                                   ---------

                 Effective as of January 1, 1994, Section 1.29 of the Plan is hereby amended by adding a new Subsection (d), as follows:

                 "(d) In lieu of the preceding provisions of this Section 1.29, the Company may elect one of the simplified methods described in Section 414(q)(12) of the Code or Revenue Procedure 93-42 to determine which Employees are Highly Compensated Employees."


                                   Section 5
                                   ---------

                 A new Section 1.46A is hereby added to the Plan, immediately following Section 1.46, to read as follows:

                          "1.46A  Part III of the Plan:  The portion of the
                 Combined Plan that consists of the NACCO Materials Handling Group, Inc. Cash Balance Plan which is comprised of three separate portions: (i) the Berea Plan, (ii) the Sulligent Plan, and (iii) the Salaried Plan, and any Exhibits or Amendments thereto."


                                   Section 6
                                   ---------

                 Section 1.52 of the Plan is hereby amended in its entirety and the following substituted therefor:

                          "The pension plan known as the Combined Defined
                 Benefit Plan for NACCO Industries, Inc. and Its Subsidiaries, as the same may be amended or restated from time to time."


                                   Section 7
                                   ---------

                 Section 2.02(b)(1) of the Plan is hereby amended by deleting the phrase "as amended and restated hereby that continues such Prior Plan".
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                                   Section 8
                                   ---------

                 Section 2.02(b)(3) of the Plan is hereby amended by deleting the phrase "that he was an Active Participant in prior to his Qualifying Termination".

                                   Section 9
                                   ---------

                 Section 3.02 of the Plan as amended by Amendment No. 2 thereto is hereby further amended by deleting the words "Plan designated in Section 1.52(c)" and substituting therefor the words "the Salaried Plan portion of the Combined Plan".

                                   Section 10
                                   ----------

                 Sections 15.01 and 16.01(a) of the Plan are each hereby amended by adding the phrase "its Board of Directors or" after the phrase "by action of". In addition, Sections 15.02 and 16.01(a) of the Plan are each hereby amended by adding the words "an officer of" after the words "executed by".


                                   Section 11
                                   ----------

                 Section 19.02(a) of the Plan is hereby amended by deleting the words "constitute an amendment, restatement and continuation of each of the three separate Plans described in Section 1.54 to".

                 Executed this 31st day of December, 1994.
                               ----        --------

                                         NACCO MATERIALS HANDLING
                                         GROUP, INC.



                                         By: Charles A. Bittenbender
                                             ---------------------------------

                                         Title: Assistant Secretary
                                                ------------------------------